UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 17, 2008

CHINA INSONLINE CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-20532	74-2559866
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

(Address of principal executive offices)

Room 42, 4F, New Henry House, 10 Ice House Street, Central, Hong Kong

Registrant’s telephone number, including area code: (011) 00852-25232986

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Effective March 17, 2008, the common stock of China INSOnline Corp., a Delaware corporation (f/k/a Dexterity Surgical, Inc. and hereinafter, the “Company”) will trade under a new ticker symbol, “CHIO.OB” on the Over-The-Counter Bulletin Board. The Company changed its ticker symbol from “DEXT.OB” to “CHIO.OB” as a result of the Company’s name change from “Dexterity Surgical, Inc.” to “China INSOnline Corp.”, which such name change became effective as of February 26, 2008.

SIGNATURE PAGE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 17, 2008

DEXTERITY SURGICAL, INC.

By:	/s/ Junjun Xu
Name:	Junjun Xu
Title:	Chief Executive Officer